Exhibit 10.1

FOURTH AMENDMENT, dated as of March 23, 2007 (this “Amendment”), to the CREDIT AGREEMENT dated as of July 30, 2004 (as amended by the First Amendment, dated as of October 8, 2004, the Second Amendment, dated as of December 10, 2004, and the Third Amendment, dated as of December 13, 2005, and as otherwise amended, supplemented or modified from time to time, the “Credit Agreement”), among ROCKWOOD SPECIALTIES GROUP, INC., a Delaware corporation (the “US Borrower”), ROCKWOOD SPECIALTIES LIMITED, a company incorporated under the laws of England and Wales (the “UK Borrower”), ROCKWOOD SPECIALTIES INTERNATIONAL, INC., a Delaware corporation (“Holdings”), the lending institutions from time to time parties thereto, CREDIT SUISSE (formerly known as Credit Suisse First Boston) (“Credit Suisse”), as Administrative Agent and as Collateral Agent, and GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), and UBS SECURITIES LLC (“UBS”), as Co-Syndication Agents.

A.  The Borrowers have requested that the Credit Agreement be amended to, among other things, provide for new Tranche G Term Loans, the proceeds of which will be used to repay in full all currently outstanding Tranche F Term Loans.  The Borrowers have appointed Credit Suisse and GSCP to act as exclusive joint lead arrangers and exclusive joint bookrunners for this Amendment and have agreed that Credit Suisse will have “left” placement in any and all marketing materials or other documentation used in connection with this Amendment and the syndication of the Tranche G Term Loans.

B.  Each existing Lender with a Tranche F Term Loan Commitment or with outstanding Tranche F Term Loans (an “Existing Tranche F Term Loan Lender”) that executes and delivers a signature page to this Amendment specifically in the capacity of a “Continuing Tranche F Term Loan Lender” (a “Continuing Tranche F Term Loan Lender”) will be deemed upon the Fourth Amendment Effective Date to have agreed to the terms of this Amendment and to have made a commitment to make Tranche G Term Loans in an aggregate principal amount up to, but not in excess of, the aggregate principal amount of such Existing Tranche F Term Loan Lender’s outstanding Tranche F Term Loans immediately prior to the Fourth Amendment Effective Date (“Existing Tranche F Term Loans”).  Each Existing Tranche F Term Loan Lender that executes and delivers this Amendment solely in the capacity as an Existing Tranche F Term Loan Lender and not specifically as a Continuing Tranche F Term Loan Lender shall be deemed to have agreed to this Amendment, but will not be deemed by virtue of such execution and delivery to have undertaken any commitment to make Tranche G Term Loans.

C.  Each Person (other than a Continuing Tranche F Term Loan Lender in its capacity as such) that agrees to make Tranche G Term Loans (an “Additional Tranche G Term Loan Lender”) will, on the Fourth Amendment Effective Date, make such Tranche G Term Loans to the US Borrower in Euro in the manner contemplated by Section 3.  The cash proceeds to the US Borrower of any such Tranche G Term Loans will be used solely to repay in full the outstanding principal amount of the Existing Tranche F Term Loans of the Existing Tranche F Term Loan Lenders (other than any such Existing Tranche F Term Loans refinanced pursuant to an exchange thereof for Tranche G Term Loans as provided herein) and to pay fees and expenses in connection with such prepayments and with this Amendment.

D.  The Required Lenders are willing to effect such amendment (and the other amendments set forth herein) and the Continuing Tranche F Term Loan Lenders and the

Additional Tranche G Term Loan Lenders are willing to make Tranche G Term Loans as contemplated hereby, in each case, on the terms and subject to the conditions of this Amendment.

E.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement, as amended hereby.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendment of the Credit Agreement.  The Credit Agreement is hereby amended, effective as of the Fourth Amendment Effective Date, as follows:

(a)  Amendment of Section 1.01.  Section 1.01 is hereby revised by

(i) inserting the following definitions in the appropriate alphabetical order therein:

“Continuing Tranche F Term Loan Lenders” shall mean those Lenders under the Credit Agreement immediately prior to the Fourth Amendment Effective Date that execute and deliver a signature page to the Fourth Amendment specifically in the capacity of a “Continuing Tranche F Term Loan Lender”.

“Fourth Amendment” shall mean the Fourth Amendment to this Agreement, dated as of March 23, 2007.

“Fourth Amendment Effective Date” shall mean March 23, 2007, the date on which the conditions set forth in Section 3(c) of the Fourth Amendment are satisfied.

“Required Tranche G Term Loan Lenders” shall mean, at any date, Non-Defaulting Lenders having or holding a majority of the sum of (a) the portion of the Adjusted Total Term Loan Commitment that relates to Tranche G Term Loan Commitments at such date and (b) the outstanding principal amount of the Tranche G Term Loans (excluding the Tranche G Term Loans held by Defaulting Lenders) in the aggregate at such date.

“Tranche G Repayment Amount” shall have the meaning provided in Section 2.5(b)(iv).

“Tranche G Repayment Date” shall have the meaning provided in Section 2.5(b)(iv).

“Tranche G Term Loan” shall mean a Loan made to the US Borrower in Euro on the Fourth Amendment Effective Date pursuant to Section 3 of the Fourth Amendment.  On the Fourth Amendment Effective Date, the aggregate principal amount of the Tranche G Term Loans shall be €269,314,259.17.

“Tranche G Term Loan Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Tranche G Term Loans hereunder pursuant to Section 3 of the Fourth Amendment on the Fourth Amendment Effective Date.  The amount of each Lender’s Tranche G Term Loan Commitment is set forth on Schedule A to the Fourth Amendment (as appended to the Fourth Amendment on the Fourth Amendment Effective Date) or in the Assignment and Acceptance pursuant to which such Lender assumed its Tranche G Term Loan Commitment, in each case as the same may be changed from time to time pursuant to the terms hereof.

“Tranche G Term Loan Lender” shall mean each Lender with a Tranche G Term Loan Commitment or with outstanding Tranche G Term Loans.

“Tranche G Term Loan Maturity Date” shall mean the date that is eight years after the Funding Date, or, if such date is not a Business Day, the next preceding Business Day; provided, however, that the Tranche G Term Loan Maturity Date will automatically become the Refinancing Date in the event that on or prior to the Refinancing Date either (a) the Subordinated Notes shall not have been extended, renewed, replaced or otherwise refinanced in full in accordance with the terms hereof by Indebtedness which shall have a final maturity no earlier than (and which shall not require any mandatory payments of principal in excess of $75,000,000 (except pursuant to asset sale or change of control provisions that are no more materially adverse to the interests of the Lenders than those relating to the Subordinated Notes as in effect on the date hereof) any earlier than) the date that is 182 days following the date that is eight years after the Funding Date or (b) legal defeasance or similar arrangements reasonably satisfactory to the Administrative Agent shall not have been made for the repayment or redemption of the Subordinated Notes in full.

(ii) revising the definitions of the terms set forth below to read as follows:

“Applicable Eurodollar Margin” shall mean at any date with respect to each Eurodollar Loan that is a Revolving Credit Loan, a Tranche A-1 Term Loan, a Tranche A-2 Term Loan, a Tranche E Term Loan or a Tranche G Term Loan, the applicable percentage per annum set forth below based upon the Status in effect on such date:

Status	Applicable Eurodollar Margin Revolving Credit Loans, Tranche A-1 Term Loans and Tranche A-2 Term Loans	Applicable Eurodollar Margin Tranche E Term Loans	Applicable Eurodollar Margin Tranche G Term Loans

Level I Status	2.50%	2.00%	2.25%
Level II Status	2.25%	2.00%	2.25%
Level III Status	2.00%	1.75%	2.00%
Level IV Status	1.75%	1.75%	2.00%

Notwithstanding the foregoing, (a) the term “Applicable Eurodollar Margin” shall mean, with respect to each Eurodollar Loan that is a Revolving Credit Loan, a Tranche A-1 Term Loan or a Tranche A-2 Term Loan, 2.50% during the period from and including the Funding Date to but excluding the Initial Financial Statement Delivery Date, (b) in the event that the Tranche E Term Loans shall at any time be rated at least Ba3 by Moody’s and at least BB- by S&P, the term “Applicable Eurodollar Margin” shall mean, from and after such date and until such time as such ratings shall no longer be applicable, with respect to each Eurodollar Loan that is a Tranche E Term Loan, the applicable percentage per annum set forth above based upon the Status in effect on such date minus 0.25% and (c) in the event that the Tranche G Term Loans shall at any time be rated at least Ba3 by Moody’s and at least BB- by S&P, the term “Applicable Eurodollar Margin” shall mean, from and after such date and until such time as such ratings shall no longer be applicable, with respect to each Eurodollar Loan that is a Tranche G Term Loan, the applicable percentage per annum set forth above based upon the Status in effect on such date minus 0.25%.

“Lenders” shall mean (a) the Persons listed on Schedule 1.1(c), (b) effective as of the Fourth Amendment Effective Date, the Persons listed on Schedule A to the Fourth Amendment (as appended to the Fourth Amendment on the Fourth Amendment Effective Date) and (c) any other Person that becomes a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance or otherwise ceases to have any Loans or Commitments hereunder.

“Term Loan” shall mean any Tranche A-1 Term Loan, Tranche A-2 Term Loan, Tranche E Term Loan or Tranche G Term Loan (or, as the context may require, any other term loan made hereunder prior to the Fourth Amendment Effective Date).

(iii) in the definition of “Available Amount”, (A) deleting the words “Closing Date” in sub-clause (i) of clause (b) of such definition and replacing them with the words “Fourth Amendment Effective Date”, (B) deleting the words “Closing Date” in sub-clause (ii) of clause (b) of such definition and replacing them with the words “Fourth Amendment Effective Date”, and (C) inserting after the words “of the Subordinated Notes” in sub-clause (iii) of clause (b) of such definition the words “(other than any such prepayment made pursuant to sub-clause (z) of the proviso of Section 10.7(a))”.

(iv) in the definition of “Available Excess Cash Flow”, inserting after the words “of the Subordinated Notes” in sub-clause (iii) of sub-clause (B) of clause (y) of such definition the words “(other than any such prepayment made pursuant to sub-clause (z) of the proviso of Section 10.7(a))”.

(v) in the definition of “CAM Dollar Lender”, deleting the words “Tranche F Term Loans” and replacing them with “Tranche G Term Loans”.

(vi) in the definition of “Class”, deleting the words (A) “Tranche F Term Loans” and replacing them with “Tranche G Term Loans” and (B) “Tranche F Term Loan Commitment” and replacing them with “Tranche G Term Loan Commitment”.

(vii) in the definition of “Eurodollar Rate” deleting the words “the Tranche C Term Loans” in the first parenthetical in such definition and replacing them with the words “ the Tranche G Term Loans”.

(viii) in the definition of “Foreign Currency Borrowing” deleting the words “Tranche C Term Loans” and replacing them with the words “Tranche G Term Loans”.

(ix) in the definition of “Foreign Currency Loan” deleting the words “Tranche C Term Loans” and replacing them with the words “Tranche G Term Loans”.

(x) in the definition of “Maturity Date” deleting the words “Tranche F Term Loan Maturity Date” and replacing them with the words “Tranche G Term Loan Maturity Date”.

(xi) in the definition of “Qualified Preferred Stock” deleting the words “Tranche C Term Loan Maturity Date” in each instance in which they appear in such definition and replacing them with the words “Tranche G Term Loan Maturity Date”.

(xii) in the definition of “Repayment Amount” deleting the words “Tranche F Repayment Amount” and replacing them with the words “Tranche G Repayment Amount”.

(xiii) in the definition of “Repayment Date” deleting the words “Tranche D Repayment Date or a Tranche C Repayment Date” and replacing them with the words “Tranche E Repayment Date or a Tranche G Repayment Date”.

(xiv) in the definition of “Term Loan Commitment” deleting the words “Tranche F Term Loan Commitment” and replacing them with the words “Tranche G Term Loan Commitment”.

(xv) in the definition of “Type” deleting the words “Tranche F Term Loan” and replacing them with the words “Tranche G Term Loan”.

and

(xvi) deleting the following definitions in their entirety:  “Required Tranche F Lenders”, “Tranche F Repayment Amount”, “Tranche F Repayment Date”, “Tranche F Term Loan”, “Tranche F Term Loan Commitment” and “Tranche F Term Loan Maturity Date”.

(b)  Amendment of Section 2.1.

(i) Section 2.1(a)(v) is deleted in its entirety and replaced with the following: “each Lender having a Tranche G Term Loan Commitment severally agrees, pursuant to, and in accordance with, the Fourth Amendment, to make a Tranche G Term Loan or Tranche G Term Loans on the Fourth Amendment Effective Date to the US Borrower in Euro, which Tranche G Term Loans shall not exceed for any such Lender the Tranche G Term Loan Commitment of such Lender as of the Fourth Amendment Effective Date, provided that each Continuing Tranche F Term Loan Lender having a Tranche G Term Loan Commitment shall make Tranche G Term Loans on the Fourth Amendment Effective Date by exchanging its existing term loans designated as “Tranche F Term Loans” under the Credit Agreement immediately prior to the Fourth Amendment Effective Date for Tranche G Term Loans in the manner contemplated by Section 3 of the Fourth Amendment.”

(ii) The second paragraph of Section 2.1(a) is deleted in its entirety and replaced with the following: “Such Term Loans shall be made on the Funding Date (except as provided in clause (iii), clause (iv) or clause (v) above).  Such Term Loans (i) may, in respect of Tranche E Term Loans and at the option of the US Borrower, be incurred and maintained as, and/or converted into, ABR Loans or Eurodollar Term Loans, provided that all such Term Loans made by each of the Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Term Loans of the same Type, (ii) shall, in respect of Tranche A-1 Term Loans, Tranche A-2 Term Loans and Tranche G Term Loans, be incurred and maintained as Eurodollar Term Loans, (iii) may be repaid or prepaid in accordance with the provisions hereof, but once repaid or prepaid, may not be reborrowed and (iv) shall not exceed in the aggregate the total of all Tranche A Term Loan Commitments, Tranche E Term Loan Commitments or Tranche G Term Loan Commitments, as applicable.  On the Tranche A-1 Term Loan Maturity Date, all Tranche A-1 Term Loans shall be repaid in full.  On the Tranche A-2 Term Loan Maturity Date, all Tranche A-2 Term Loans shall be repaid in full.  On the Tranche E Term Loan Maturity Date, all Tranche E Term Loans shall be repaid in full.  On the Tranche G Term Loan Maturity Date, all Tranche G Term Loans shall be repaid in full.”

(c)  Amendment of Section 2.5.  Section 2.5 is revised by:

(i) deleting the fourth sentence of clause (a) of such section in its entirety and replacing it with the following sentence: “The US Borrower shall repay to the Administrative Agent, for the benefit of the Lenders, on the Tranche G Term Loan Maturity Date, the then-unpaid Tranche G Term Loans, in Euro.”;

(ii) deleting the lead-in sentence above the table in clause (b)(iv) of such section in its entirety and replacing it with the following lead in sentence:  “The US Borrower shall repay to the Administrative Agent, in Euro, for the benefit of the Lenders of Tranche G Term Loans, on each date set forth below (each a “Tranche G Repayment Date”), the principal amount of the Tranche G Term Loans equal to (x) the outstanding principal amount of Tranche G Term Loans immediately after funding on the Fourth Amendment Effective Date multiplied by (y) the percentage set forth below opposite such Tranche G Repayment Date (each a “Tranche G Repayment Amount”):”;

(iii) deleting in clause (b)(iv) of such section (A) the words “Tranche F Repayment Amount” at the top of the second column in the table and replacing them with the words “Tranche G Repayment Amount” and (B) the words “Tranche F Term Loan Maturity Date” in the last row in the first column in the table and replacing them with the words “Tranche G Term Loan Maturity Date”.

(d)  Amendment of Section 2.6.  Section 2.6 is revised by deleting the words “Tranche F Term Loans” in clause (b) of such section and replacing them with the words “Tranche G Term Loans”.

(e)  Amendment of Section 4.3.  Section 4.3(a) is revised by deleting such section in its entirety and replacing it with the following paragraph:

“(a)  €167,630,542.28 of the Tranche A Term Loan Commitments shall terminate at 5:00 p.m. (New York time) on the Funding Date.  €41,907,635.58 of the Tranche A Term Loan Commitments shall terminate at 5:00 p.m. (New York time) on September 30, 2004. All of the Tranche E Term Loan Commitments shall terminate at 5:00 p.m. (New York time) on the Third Amendment Effective Date.  All of the Tranche G Term Loan Commitments shall terminate at 5:00 p.m. (New York time) on the Fourth Amendment Effective Date”.

(f)  Amendment of Section 5.1.  Section 5.1 is revised by (i) deleting the words “Tranche F Term Loans” in clause (a) of the second sentence of such section and replacing them with the words “Tranche G Term Loans” and (ii) deleting the words “Tranche F Repayment Amounts” in clause (b) of the second sentence of such section and replacing them with the words “Tranche G Repayment Amounts”.

(g)  Amendment of Section 5.2.  Section 5.2 is revised by (A) inserting the following sentence at the end of sub-clause (i) of clause (a) of such section: “For avoidance of doubt, no prepayment shall be required pursuant to this Section 5.2(a)(i) for any Prepayment Events that have occurred prior to the Fourth Amendment Effectiveness Date.” and (B)(i) deleting the words “the Tranche F Term Loans” in clause (c) of such section and replacing them with the words “the Tranche G Term Loans”, (ii) deleting the words “each Tranche F Term Loan Lender” in the second sentence of clause (c) of such section and replacing them with the words “each Tranche G Term Loan Lender”, (iii) deleting the words “Tranche F Term Loans” in the second sentence of clause (c) of such section and replacing them with the words “Tranche G Term Loans” and (iv) deleting the words “Tranche F Term Loans” in clause (d) of such section and replacing them with the words “Tranche G Term Loans”.

(h)  Amendment of Section 9.13.  Section 9.13 is revised by:

(i) deleting the words “other than any Term Loans funded under the Tranche A Term Loan Commitment after the Funding Date, any Tranche E Term Loans funded pursuant to Section 2.1(a)(iv)(y) on the First Amendment Effective Date and Tranche F Term Loans funded pursuant to Section 2.1(a)(v)(y) on the First Amendment Effective Date” in the parenthetical of the second sentence of such section and replacing them with the words “other than any Term Loans funded under the Tranche A Term Loan Commitment pursuant to Section 2.1(a)(i) or Section 2.1(a)(ii), as applicable, after the Funding Date, any Tranche E Term Loans funded pursuant to Section 2.1(a)(iv) on the Third Amendment Effective Date and any Tranche G Term Loans funded pursuant to Section 2.1(a)(v) on the Fourth Amendment Effective Date”; and

(ii) deleting clause (ii) of the last sentence of such section and replacing it with the following: “ (ii) use the proceeds of all Tranche G Term Loans funded on the Fourth Amendment Effective Date solely to repay in full the outstanding principal amount of those existing term loans designated as “Tranche F Term Loans” under the Credit Agreement immediately prior to the Fourth Amendment Effective Date and to pay fees and expenses in connection with such prepayments and with the Fourth Amendment”.

(i)  Amendment of Section 10.1.  Section 10.1 is revised by:

(i) deleting the words “Closing Date” in sub-clause (iii) of clause (f) of such section and replacing them with the words “Fourth Amendment Effective Date”;

(ii) inserting before the words “the aggregate amount of such Indebtedness and all Indebtedness incurred under clause (k) below” in sub-clause (z) of the proviso to sub-clause (i) of clause (j) of such section the words “in respect of any such Indebtedness incurred on and after the Fourth Amendment Effective Date,”;

(iii) inserting before the words “the aggregate amount of such Indebtedness and all Indebtedness assumed or permitted to exist under clause (j) above” in sub-clause (z) of the proviso to sub-clause (i) of clause (k) of such section the words “in respect of any such Indebtedness incurred on and after the Fourth Amendment Effective Date,”;

(iv) inserting before the words “Indebtedness of Restricted Foreign Subsidiaries” in clause (l) of such section the following: “(i)”;

(v) inserting after the words “Indebtedness of Restricted Foreign Subsidiaries” in clause (l) of such section the words “existing as of the Fourth Amendment Effective Date and any refinancing, refunding, renewal or extension thereof, provided that the principal amount thereof is not increased above the principal amount thereof outstanding as of the Fourth Amendment Effective Date and (ii)(x) Indebtedness of Restricted Foreign Subsidiaries incurred after the Fourth Amendment Effective Date”;

(vi) deleting the words “minus (ii)” in clause (l) of such section and replacing them with the words “minus (y)” and inserting before the words “clause (n)” in clause (l) of such section the words “sub-clause (ii) of”;

(vii) inserting after the words “additional Indebtedness” in sub-clause (i) of clause (n) of such section the following words: “incurred and outstanding pursuant to this clause (n) prior to the Fourth Amendment Effective Date, (ii) additional Indebtedness incurred after the Fourth Amendment Effective Date”;

(viii) deleting the words “this clause (n)” in the proviso of sub-clause (i) of clause (n) of such section and replacing them with the words “this sub-clause (ii) of this clause (n) on or after the Fourth Amendment Effective Date”;

(ix) deleting the words “(ii) any refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (i) above” in clause (n) of such section and replacing them with the words “(iii) any refinancing, refunding, renewal or extension of any Indebtedness specified in sub-clauses (i) and (ii) above; provided that in the case of any such refinancing, refunding, renewal or extension relating to Indebtedness under sub-clause (i), the principal amount thereof is not increased above the principal amount thereof outstanding as of the Fourth Amendment Effective Date “; and

(x) deleting the “and” at the end of clause (n) of such section and inserting after clause (o) the following:  “; and (p) the incurrence by the Borrower or any Restricted Subsidiary of Indebtedness represented by letters of credit, bank guarantees or other similar instruments, provided that such Indebtedness shall not exceed $50,000,000 in the aggregate at any time outstanding”.

(j)  Amendment of Section 10.2.  Section 10.2 is revised by:

(i)  deleting the “and” at the end of clause (g) of such section and deleting clause (h) in its entirety and replacing it with the following:  “(h) (i) Liens existing as of the Fourth Amendment Effective Date and any replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor except to the extent otherwise permitted hereunder) of the Indebtedness secured thereby and (ii) additional Liens incurred after the Fourth Amendment Effective Date so long as the aggregate principal amount of the obligations so secured does not exceed $75,000,000 at any time outstanding.”; and

(ii) inserting after clause (h) of such section the following “; and (i) Liens securing Indebtedness permitted pursuant to Section 10.1(p), provided that if such Liens shall exist on any Collateral, the beneficiaries thereof (or an agent on their behalf) shall have entered into an intercreditor agreement with the Collateral Agent that is reasonably satisfactory to the Collateral Agent”.

(k)  Amendment of Section 10.4.  Section 10.4 is revised by:

(i) deleting the words “as of the Closing Date” in sub-clause (i) of the proviso in clause (b) of such section and replacing them with the words “as of December 31, 2006”;

(ii) inserting after the words “provided that” in the proviso in clause (b) of such section the words “in the case of any such sale, transfer or other disposition on and after the Fourth Amendment Effective Date”; and

(iii) deleting the “and” at the end of clause (d) of such section and inserting at the end of clause (e) of such section the following words “; and (f) the sale of the Groupe Novasep segment.”

(l)  Amendment of Section 10.5.  Section 10.5 is revised by:

(i) inserting after the words “provided that” in clause (j) of such section the words “, in the case of any Permitted Acquisition on or after the Fourth Amendment Effective Date”;

(ii) inserting after the words “provided that” in clause (k) of such section the words “, in the case of any such investment made on or after the Fourth Amendment Effective Date”;

(iii) deleting the words “Section 10.5(m)” in the proviso of clause (k) of such section and replacing them with the words “Section 10.5(m)(ii)”;

(iv) deleting the words “additional investments (including investments in Minority Investments and Unrestricted Subsidiaries)” in clause (m) of such section and replacing them with the words “(i) additional investments (including investments in Minority Investments and Unrestricted Subsidiaries) made under this clause (m) prior to the Fourth Amendment Effective Date or (ii) such additional investments (including investments in Minority Investments and Unrestricted Subsidiaries) made thereafter”;

(v) inserting after the words “provided, that with respect to investments in Foreign Joint Ventures” in clause (m) of such section the words “made on or after the Fourth Amendment Effective Date”; and

(vi) deleting the words “Section 10.5(m)” in the proviso of clause (m) of such section and replacing them with the words “Section 10.5(m)(ii)”.

(m)  Amendment of Section 10.6.  Section 10.6 is revised by inserting after the words “exceed $5,000,000 in the aggregate per fiscal year” in clause (e) of such section the words “, except that such expenses may exceed $5,000,000 in fiscal year 2007, provided that such expenses for the period from the Fourth Amendment Effective Date to December 31, 2007 shall in no event exceed $5,000,000 in the aggregate”.

(n)  Amendment of Section 10.7.  Section 10.7 is revised by deleting the “or” prior to sub-clause (y) of the proviso of clause (a) of such section and replacing it with “,”, and inserting at the end of such sub-clause (y) the following “or (z) so long as no Default or Event of Default has occurred and is continuing, in the case of the Subordinated Notes only, at any time on or after May 15, 2007 (it being understood that any such prepayment, repurchase or redemption pursuant to this sub-clause (z) shall be made without utilization of the Available Amount)”.

(o)  Amendment of Section 14.1.  Section 14.1 is revised by:

(i) deleting the words “Required Tranche F Lenders” in clause (ii) of the proviso in the second sentence of such section and replacing them with the words “Required Tranche G Lenders”;

(ii) deleting clause (xi) in its entirety and replace it with the following clause: “(xi) decrease any Tranche G Repayment Amount, extend any scheduled Tranche G Repayment Date or decrease the amount or allocation of any mandatory prepayment to be received by any Lender holding any Tranche G Term Loans (other than a decrease in such mandatory prepayment amount that is accompanied by a proportionate decrease in mandatory prepayments to be allocated to other Term Loans pursuant to Section 5.2(c)), in each case without the written consent of the Required Tranche G Term Loan Lenders;”; and

(iii) at the end of such section, inserting the following: “Upon any sale or other transfer to any Person (other than the US Borrower and any Restricted Domestic Subsidiary) by any Credit Party of any Collateral that is permitted under the Credit Agreement, the relevant Credit Party, together with the Administrative Agent and/or Collateral Agent, shall be permitted, without consent of any Lender, to amend, modify or waive any provision of the Pledge Agreement, the Security Agreement, the Foreign Security Documents or the Mortgages, as applicable, to the extent necessary to effect release of the security interest in such Collateral.”

(p)  Amendment of Section 14.6.  Section 14.6 is revised by:

(i) deleting the words “Tranche F Commitment, Tranche E Term Loan or Tranche F Term Loan” in clause (b)(ii)(A) of such section and replacing them with the words “Tranche G Commitment, Tranche E Term Loan or Tranche G Term Loan”; and

(ii) deleting the words “Tranche F Term Loans” in clause (d) of such section and replacing them with the words “Tranche G Term Loans”.

(q)  Amendment of Exhibits to the Credit Agreement.  The Exhibits to the Credit Agreement are revised by deleting the contents of Exhibit R-4 to the Credit Agreement in their entirety and replacing them with the contents of Exhibit A to this Amendment.

SECTION 2.  Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to each of the Lenders (including the Additional Tranche G Term Loan Lenders) and the Administrative Agent that, as of the Fourth Amendment Effective Date:

(a)  This Amendment has been duly authorized, executed and delivered by the Borrowers and Holdings and this Amendment and the Credit Agreement, as amended hereby,

constitutes each of the Borrowers’ and Holdings’ legal, valid and binding obligation, enforceable against it in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(b)  The representations and warranties set forth in Section 8 of the Credit Agreement are, after giving effect to this Amendment, true and correct in all material respects on and as of the Fourth Amendment Effective Date, except where such representations and warranties expressly relate to an earlier date (in which case they were true and correct in all material respects as of such earlier date).

(c)  No Default or Event of Default has occurred and is continuing.

SECTION 3.  Tranche G Term Loans.

(a)  Subject to the terms and conditions set forth herein, each Continuing Tranche F Term Loan Lender and each Additional Tranche G Term Loan Lender agrees to make Tranche G Term Loans to the US Borrower in Euro on the Fourth Amendment Effective Date in amounts equal to its Tranche G Term Loan Commitment (as defined below).  Notwithstanding anything herein or in the Credit Agreement to the contrary, the aggregate principal amount of the Tranche G Term Loans shall not exceed the aggregate principal amount of the Existing Tranche F Term Loans immediately prior to the Fourth Amendment Effective Date.  For purposes hereof, a Person shall become an Additional Tranche G Term Loan Lender and a party to the Credit Agreement by executing and delivering to the Administrative Agent, on or prior to the Fourth Amendment Effective Date, a signature page to this Amendment specifically in the capacity of an “Additional Tranche G Term Loan Lender” setting forth the amounts of Tranche G Term Loans such Person commits to make on the Fourth Amendment Effective Date.  The “Tranche G Term Loan Commitment” for any Tranche G Term Loans of (i) any Continuing Tranche F Term Loan Lender shall be the principal amount of its Existing Tranche F Term Loans or such lesser amount as is determined by Credit Suisse and GSCP and notified to such Lender and (ii) any Additional Tranche G Term Loan Lender shall be the amount of such commitment set forth on its signature page hereto or such lesser amount as is allocated to it by Credit Suisse and GSCP and notified to such Lender.  The aggregate amount of Tranche G Term Loan Commitments shall equal the aggregate principal amount of the Existing Tranche F Term Loans.

(b)  Each Continuing Tranche F Term Loan Lender and each Additional Tranche G Term Loan Lender shall make Tranche G Term Loans on the Fourth Amendment Effective Date by (i) exchanging its Existing Tranche F Term Loans, if any, for Tranche G Term Loans in an equal principal amount (to the extent the amounts of such Existing Tranche F Term Loans, if any, do not exceed the Tranche G Term Loan Commitment of such Lender) and (ii) transferring to the Administrative Agent, in the manner contemplated by the Credit Agreement (including Section 2.4 thereof), an amount equal to the excess, if any, of its Tranche G Term Loan Commitment over the principal amount of

Existing Tranche F Term Loans, if any, exchanged by it pursuant to clause (i) above.  The US Borrower hereby irrevocably directs the Administrative Agent pursuant to Section 5.1 of the Credit Agreement to apply all proceeds of the Tranche G Term Loans received hereunder immediately upon the receipt thereof to prepay outstanding Existing Tranche F Term Loans.  The commitments of the Additional Tranche G Term Loan Lenders and the exchange undertakings of the Continuing Tranche F Term Loan Lenders are several and no such Lender shall be responsible for any other Lender’s failure to make or acquire by exchange any Tranche G Term Loans.

(c)  The obligations of each Continuing Tranche F Term Loan Lender and each Additional Tranche G Term Loan Lender to make Tranche G Term Loans on the Fourth Amendment Effective Date are subject to the satisfaction of the following conditions:

(i) The Administrative Agent shall have received a certificate of the US Borrower and Holdings dated the Fourth Amendment Effective Date, substantially in the form of Exhibit P to the Credit Agreement, with appropriate insertions, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Credit Party, and attaching the documents referred to in Sections 6.7 and 6.8 of the Credit Agreement and, where applicable, certifying as to the incumbency and specimen signature of each officer executing any Credit Document or any other document delivered in connection herewith on behalf of such Credit Party;

(ii) The Administrative Agent shall have received the executed legal opinions of (A) Simpson Thacher & Bartlett LLP, special New York counsel to the Credit Parties substantially in the form of Exhibit B-1 to this Amendment and (B) Tom Riordan, general counsel to the Credit Parties, substantially in the form of Exhibit B-2 to this Amendment;

(iii) Each US Subsidiary Guarantor that has not executed and delivered this Amendment shall have entered into a written instrument reasonably satisfactory to Credit Suisse and GSCP pursuant to which it confirms that it consents to this Amendment and that the Security Documents to which it is party will continue to apply in respect of the Credit Agreement, as amended hereby, and the Obligations thereunder;

(iv) Credit Suisse and GSCP shall have received evidence satisfactory to them that the US Borrower has made the payment referred to in Section 3(e) or is making such payment on the Fourth Amendment Effective Date with the cash proceeds of the Tranche G Term Loans and such other funds of the US Borrower as may be required; and

(v) The conditions to effectiveness of this Amendment set forth in Section 4 shall have been satisfied.

(d)  All Borrowings of Tranche G Term Loans made on the Fourth Amendment Effective Date will have initial Interest Periods ending on the same dates as the Interest Periods applicable at such time to the Existing Tranche F Term Loans, and the Eurodollar Rate applicable to such Tranche G Term Loans during such initial Interest Periods will be the same as that applicable at such time to the Existing Tranche F Term Loans being refinanced.  The US Borrower will not be required to make any payments to Existing Tranche F Term Loan Lenders under Section 2.11 of the Credit Agreement in respect of the repayment of Existing Tranche F Term Loans on the Fourth Amendment Effective Date pursuant to their exchange for Tranche G Term Loans.

(e)  On the Fourth Amendment Effective Date, the US Borrower shall apply the cash proceeds of the Tranche G Term Loans and such other amounts as may be necessary to (i) prepay in full all Existing Tranche F Term Loans (other than those that are exchanged for Tranche G Term Loans as provided herein), (ii) pay all accrued and unpaid interest and fees, if any, on all Existing Tranche F Term Loans, (iii) pay to each Existing Tranche F Term Loan Lender all amounts payable pursuant to Section 2.11 of the Credit Agreement as a result of the prepayment of such Lender’s Existing Tranche F Term Loans (other than any portion thereof that is exchanged for Tranche G Term Loans as provided herein) on the Fourth Amendment Effective Date and (iv) pay all other Obligations then due and owing to the Existing Tranche F Term Loan Lenders, in their capacity as such, under the Credit Agreement.

(f)  The Required Lenders hereby waive the requirements of Section 5.1 of the Credit Agreement solely to the extent that such section requires any notice of prepayment given in respect of the Existing Tranche F Term Loans to be prepaid on the Fourth Amendment Effective Date.

SECTION 4.  Effectiveness of Amendment.  The effectiveness of this Amendment and the occurrence of the Fourth Amendment Effective Date are subject to receipt by the Administrative Agent (or its counsel) of duly executed counterparts of this Amendment that, when taken together, bear the signatures of (a) the Borrowers and Holdings, (b) the Required Lenders and (c) each of the Continuing Tranche F Term Loan Lenders and Additional Tranche G Term Loan Lenders.

SECTION 5.  Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrowers to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. The parties hereto agree that this Amendment does not represent or create a novation of the Credit Agreement and the other Credit Documents or any of the Obligations and liabilities existing thereunder.

SECTION 6.  Costs and Expenses.  The US Borrower agrees to reimburse Credit Suisse and GSCP for their reasonable out of pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of their counsel to the extent provided for in Section 14.5 of the Credit Agreement.

SECTION 7.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 8.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

ROCKWOOD SPECIALTIES GROUP, INC.

By:	/s/ SEIFI GHASEMI
Name: Seifi Ghasemi
Title: Chief Executive Officer

ROCKWOOD SPECIALTIES LIMITED

By:	/s/ THOMAS J. RIORDAN
Name: Thomas J. Riordan
Title: Senior Vice President,
Law & Administration

ROCKWOOD SPECIALTIES INTERNATIONAL, INC.

By:	/s/ ROBERT J. ZATTA
Name: Robert J. Zatta
Title: Senior Vice President,
Chief Financial Officer

SIGNATURE PAGE TO
FOURTH AMENDMENT
DATED AS OF MARCH 23, 2007,
TO THE CREDIT AGREEMENT
DATED AS OF JULY 30, 2004, AS AMENDED
AS OF OCTOBER 8, 2004, DECEMBER 10, 2004
AND DECEMBER 13, 2005

To approve this Amendment as a Lender and a Continuing Tranche F Term Loan Lender:

Name of Institution:

CREDIT SUISSE, acting through its Cayman Island Branch

by	/s/ James Moran
	Name:	James Moran
	Title:	Managing Director

by	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Associate

EXHIBIT A
TO THE FOURTH AMENDMENT TO THE CREDIT AGREEMENT

EXHIBIT R- 4
TO THE CREDIT AGREEMENT

FORM OF PROMISSORY NOTE (TRANCHE G TERM LOANS)

$	New York [ ], 20[ ]

FOR VALUE RECEIVED, the undersigned, ROCKWOOD SPECIALTIES GROUP, INC., a  Delaware corporation (the “US Borrower”), hereby unconditionally promises to pay to the order of [Lender] or its registered assigns (the “Lender”), at the Administrative Agent’s Office or such other place as Credit Suisse (formerly known as Credit Suisse First Boston, acting through its Cayman Islands Branch (the “Administrative Agent”), shall have specified, in Euro and in immediately available funds, in accordance with Section 2.5 of the Credit Agreement (as defined below) on the Tranche G Term Loan Maturity Date (capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), the principal amount of [           ] Euro (€ [        ]) or, if less, the aggregate unpaid principal amount of all Tranche G Term Loans, if any, made by the Lender to the US Borrower pursuant to the Credit Agreement.  The US Borrower further unconditionally promises to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates per annum and on the dates specified in Section 2.8 of the Credit Agreement.

This Promissory Note is one of the promissory notes referred to in Section 14.6 of the Credit Agreement dated as of July 30, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the US Borrower, Rockwood Specialties Limited (the “UK Borrower”), Rockwood Specialties International, Inc., the several lenders from time to time parties thereto, the Administrative Agent and UBS Securities LLC and Goldman Sachs Credit Partners L.P., as Co-Syndication Agents.  This Promissory Note is subject to, and the Lender is entitled to the benefits of, the provisions of the Credit Agreement, and the Tranche G Term Loans evidenced hereby are guaranteed and secured as provided therein and in the other Credit Documents.  The Tranche G Term Loans evidenced hereby are subject to prepayment prior to the Tranche G Term Loan Maturity Date, in whole or in part, as provided in the Credit Agreement.

All parties now and hereafter liable with respect to this Promissory Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive diligence, presentment, demand, protest and notice of any kind whatsoever in connection with this Promissory Note.  No failure to exercise and no delay in exercising, on the part of the Administrative Agent or the Lender, any right, remedy, power or privilege hereunder or under the Credit Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  A waiver by the Administrative Agent or the Lender of any right, remedy, power or privilege hereunder or under any Credit Document on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent or the Lender would otherwise have on any future occasion.  The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights, remedies, powers and privileges provided by law.

All payments in respect of the principal of and interest on this Promissory Note shall be made to the Person recorded in the Register as the holder of this Promissory Note, as described more fully in Section 14.6(b) of the Credit Agreement, and such Person shall be treated as the Lender hereunder for all purposes of the Credit Agreement.

THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

ROCKWOOD SPECIALTIES GROUP, INC.

by
Name:
Title:

Schedule A
to Fourth Amendment

Tranche G Term Loan Commitments

Continuing Tranche F Term Loan Lenders:
See list attached hereto	€ 269,314,259.17

Additional Tranche G Term Loan Lenders:	€0

CONTINUING TRANCHE F TERM LOAN LENDERS

HAMLET I LEVERAGED LOAN FD BV

JUBILEE CDO III BV

JUBILEE CDO IV B.V.

JUBILEE CDO V BV

WOOD STREET CLO I BV

WOOD STREET CLO II BV

WOODSTREET CLO IV BV

CONCERTO I BV

NASH POINT CLO

SANKATY ADV LLC AC ALIE ST INV

SANKATY HY PARTNERS II

SANKATY HY PARTNERS III LP

JUBILEE CDO II BV

SPIRET IV LOAN TRUST 2003-B

GREEN PARK CDO BV

CELF LOAN PARTNERS BV

CIC - CREDIT INDUSTRIEL ET COM

COMMERZBANK AG

DRESDNER BANK AG

EATON VANCE CDO VII PLC

EATON VANCE SHORT DURATION DIV

SCOTIABANK (IRELAND) LIMITED

AUGUSTA TRADING LLC

COPERNICUS EURO CDO-1 BV

EUROCREDIT CDO I BV

EUROCREDIT CDO III

EUROCREDIT CDO VII

EUROCREDIT OPPORTUNITIES I PLC

EUROCREDIT V PLC

ALZETTE EUROPEAN CLO S A

MOSELLE CLO SA

PETRUSSE EUROPEAN CLO SA

WATERFALL EUROPEAN CLO SA

REGENTS PARK CDO BV

NATEXIS

OHSF FINANCING, LTD

OHSF II FINANCING, LTD

CLARENVILLE CDO SA

INTERCONTINENTAL CDO SA

DRYDEN X - EURO CLO 2005 PLC

DRYDEN XIV - EURO CLO 2006 PLC

LEOPARD CLO III BV

DRYDEN IX SENIOR LOAN

LEOPARD CLO I B.V.

COOPERATIVE CENTRALE RAIFFEISE

RMF EURO CDO II

RMF EURO CDO S.A

COOKSMILL

ECF MAPLE LEAF

SEB AG

KAUPTHING SINGER N FRIEDLANDER

UBS AG

AZURE FUNDING EUROPE SA

CAIRN CLO 1 BV

GROSVENOR PLACE CLO I BV

HARBOURMASTER CLO 6 BV

HARBOURMASTER CLO 8 BV

HIGHLANDER EURO CDO III B V

OAK HILL EUR CREDIT PTRS I PLC

WOOD STREET CLO III